# LOAN AGREEMENT

**THIS LOAN AGREEMENT** (this "Agreement"), dated as of July 3 2019, by and between, Flux Power Holdings, Inc., a Nevada corporation ("Flux"), Flux Power, Inc., a California corporation ("Borrower," and together with Flux, the "Company"), and Cleveland Capital, L.P. ("Lender"). Cleveland, Flux and Borrower each a "Party" and collectively, the "Parties".

## RECITALS

**WHEREAS**, Borrower is in the process of obtaining an asset based line of credit and wishes to obtain a short-term loan until such line of credit has been established; and

**WHEREAS**, Lender wishes to provide Borrower with a loan in the amount of One Million Dollar ($1,000,000) ("Loan") pursuant to the terms and conditions of this Agreement.

## AGREEMENT

**NOW, THEREFORE**, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:

1. The Loan.

(a) Issuance of Notes. Subject to the terms and conditions hereof, Borrower shall issue and sell to Lender, and Lender shall purchase from Borrower, an unsecured promissory note in the form of Exhibit A hereto (the "Note"), for an aggregate principal amount of One Million Dollars ($1,000,000). The terms and conditions of the Note are set forth in the form of Note, in substantially the form attached hereto as Exhibit A.

(b) Issuance of Warrant. In order to induce Lender to enter into this Agreement and as additional consideration for the Loan, Flux shall issue and sell to Lender, and Lender shall purchase from Flux, a three (3) year warrant ("Warrant") based on the terms and conditions set forth in the warrant attached hereto as Exhibit B.

(c) This Agreement, Warrant, the Note, together with all other agreements, documents, and instruments heretofore or hereafter executed in connection therewith or with the Loan to be made under this Agreement, as the same may be amended, supplemented or modified from time to time, shall collectively be referred to herein as the "Loan Documents."

2. Representations and Warranties of The Company. The Company represents and warrants to Lender that:

(a) Corporate Existence and Power.

(i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of incorporation.

(ii) The Company has the power and authority to own its properties and assets and to carry out its business as now being conducted.

(iii) The Company has the power and authority to execute, deliver and perform the Loan Documents to which it is a party, to borrow and guaranty the Loan and the interest, fees and expenses payable in connection therewith in accordance with the terms thereof, to execute, deliver and perform its obligations under the Loan Documents to which it is a party and any other documents made by it as contemplated hereby.

(b) Authorization and Approvals. All corporate action on the part of the Company, its board of directors, and shareholders necessary for the (a) authorization, execution, delivery and performance by it of the Loan Documents to which it is a party, and (b) the performance of its obligations under the Loan Documents to which it is a party, has been taken. This Agreement and the other Loan Documents to which it is a party, when executed and delivered by the Company, shall constitute the valid and binding obligations of Borrower, enforceable thereagainst in accordance with their respective terms.

(c) Requisite Power and Authority. The Company has all of the requisite power, authority, and capacity to execute, deliver, and comply with the terms of this Agreement, and such execution, delivery, and compliance does not conflict with, or constitute a default under, the Company's Articles of Incorporation or By-laws, any law, regulation or order, or any agreement to which the Company is a party or by which the Company may be bound. All action on the Company's part necessary for the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all obligations of the Company hereunder has been taken. This Agreement has been duly executed and delivered by the Company.

(d) Compliance with Laws, Etc. The execution and delivery of this Agreement and the Loan Documents to which it is a party does not and will not violate any requirement of law or any contractual obligation of the Company.

(e) Defaults. The Company is not currently in default of any contractual obligation that would have a material adverse effect on the Company's business, assets or financial condition.

(f) Litigation. There is no litigation, arbitration or other proceedings taking place, pending or to the knowledge of the Company threatened against the Company or any of its assets which questions the validity of this Agreement or the right of Borrower to enter into it or to consummate the transactions contemplated hereby.

3. Representations and Warranties of The Lender. The Lender represents and warrants to the Company that:

(a) Requisite Power and Authority. Lender has all of the requisite power, authority, and capacity to execute, deliver, and comply with the terms of this Agreement, and such execution, delivery, and compliance does not conflict with, or constitute a default under, any instruments governing Lender, any law, regulation or order, or any agreement to which Lender is a party or by which Lender may be bound. All action on Lender's part necessary for the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance of all obligations of Lender hereunder has been taken. This Agreement has been duly executed and delivered by Lender.

(b) Accredited Status. Lender is an accredited investor as such term is defined under Rule 501 of the Securities Act of 1933, as amended ("Securities Act").

(c) Investment Intent; Authority. This Agreement is made with the Lender in reliance upon such Lender's representation to the Company, evidenced by Lender's execution of this Agreement, that Lender is acquiring the Warrant and underlying common stock of Flux ("Securities") for

investment for Lender's own account for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Lender has the full right, power, authority and capacity to enter into and perform this Agreement and this Agreement will constitute a valid and binding obligation upon the Lender, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

(d) Securities Not Registered. Lender understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act, and that the Company's reliance upon such exemption is predicated upon such Lender's representations set forth in this Agreement. Lender acknowledges and understands that resale of the Securities may be restricted indefinitely unless they are subsequently registered under the Securities Act or equivalent applicable state registration or an exemption from such registration as is available.

(e) No Transfer. Lender covenants not to dispose of any of Lender's Securities other than in conjunction with an effective registration statement under the Securities Act or in compliance with Rule 144 promulgated under the Securities Act or pursuant to another exemption from registration or to an entity affiliated with such Lender and other than in compliance with the applicable securities regulations laws of any state.

(f) Knowledge and Experience. Lender is an existing shareholder of the Flux and is familiar with the Company's business and the risks related to the purchase of the Securities. Lender believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. Lender has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. Lender (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Lender's prospective investment in the Securities, (ii) has the ability to bear the economic risks of Lender's prospective investment, and (iii) has not been offered any of the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

(g) Lender acknowledges and agrees that the Securities and Exchange Commission has not reviewed the offer and sale of the Securities, and that the Securities has not been registered under the Securities Act or any other applicable securities laws of any state or jurisdiction, and Lender cannot sell or otherwise transfer the Securities except as permitted under the Securities Act and applicable state securities laws or an exemption therefrom, provided that Lender delivers to Flux an opinion of counsel (which opinion and counsel are satisfactory to Flux) confirming the availability of such exemption upon Flux's request. Lender understands and agrees that the certificate(s) representing the shares of common stock of Flux will bear one or more restrictive legends determined by counsel to Flux to be necessary or appropriate in order to comply with United States federal or state securities law or to secure or protect any applicable exemptions from registration or qualification, including substantially the following legend(s) and Lender agrees to abide by the terms thereof:

> THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED

EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATED TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 PROMULGATED UNDER THE SECURITIES ACT OR (iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

4. Notices. Any notice, request, instruction, or other document to be given hereunder by any party hereto to any other party will be in writing and will be given by delivery in person, by facsimile transmission, by email or other electronic communication, by overnight courier or by registered or certified mail, postage prepaid (and will be deemed given when delivered if delivered by hand, when transmission confirmation is received if delivered by facsimile, three (3) days after mailing if mailed by United States mail, and one (1) business day after deposited with an overnight courier service if delivered by overnight courier), as follows:

| | |
|---|---|
| If to Company: | Flux Power, Inc.<br>Attn: President and CEO<br>2685 S. Melrose Drive<br>Vista, CA 92081<br>rdutt@fluxpwr.com |
| If to Lender: | Cleveland Capital, L.P.<br>1250 Linda Street, Suite 304<br>Rocky River, OH 44116 |

or at such other address of which any party may, from time to time, advise the other party by notice in writing given in accordance with the foregoing. The date of receipt of any such notice shall be deemed to be the date of delivery or facsimile (with confirmation) thereof.

5. Entire Agreement. This Agreement, the other Loan Documents, and the other agreements entered into in connection herewith supersede all prior negotiations and agreements (whether written or oral) and constitute the entire understanding among the parties hereto.

6. Fees and Expenses. Except as otherwise set forth herein, each Party will bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transaction contemplated hereby; provided, the Borrower shall, upon written request, promptly reimburse the Lender for its legal expenses in an amount not to exceed $5,000.

7. Successors. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors and assigns.

8. Headings. The section headings contained in this Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

9. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without reference to principles of conflict of law and, in the event of any litigation or other dispute in connection with this Agreement or any of the exhibits attached hereto, the venue and jurisdiction of which shall be in San Diego County, California.

10. Delay, Etc. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy, nor constitute any course of dealing or performance hereunder.

11. Costs and Attorneys' Fees. The Company agrees, within thirty (30) days of demand to pay, or reimburse, each of the Lenders for its payment of all costs and expenses, if any, in connection with the enforcement of this Agreement or any other Loan Document and stamp and other similar taxes, if any, incident to the execution and delivery of the documents (including, without limitation, the Note) herein contemplated and to hold such Lender free and harmless in connection with any liability arising from the nonpayment of any such stamp or similar taxes.

12. Waiver and Amendment. Any of the terms and provisions of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but only by a written instrument executed by such party. This Agreement may be amended only by an agreement in writing executed by the Parties.

13. Counterparts; Electronic Transmission. This Agreement may be executed in one or more counterparts (any of which may be delivered by fax or electronic mail transmission), each of which will for all purposes be deemed to be an original and all of which will constitute the same instrument.

IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement effective as of the date first above written.

**FLUX**:

**Flux Power Holdings, Inc.,**
a Nevada corporation

R F Dutt

Ronald F. Dutt, President and Chief Executive Officer

**BORROWER**:

**Flux Power, Inc.,**
a California corporation

R F Dutt

Ronald F. Dutt, President and Chief Executive Officer

**LENDER**:

**Cleveland Capital, L.P.**

By: ______________________

Wade Massad
Name

Co-Managing Member, Cleveland Capital MGT, LLC
Title
GP of Cleveland Capital LP.

**EXHIBIT A**

**FORM OF PROMISSORY NOTE**

**EXHIBIT B**

**FORM OF WARRANT**